UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2018

FLEXSHOPPER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37945	20-5456087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North Military Trail

Suite 200

Boca Raton, FL 33431

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (855) 353-9289

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2018, FlexShopper, Inc., (the “Company”), filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware for the purpose of increasing the number of authorized shares of Company’s common stock, par value $0.0001 per share (“Common Stock”), from 15,000,000 shares to 25,000,000 shares. The Certificate of Amendment became effective on upon filing with the Secretary of State.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 17, 2018, the Company filed with the Securities and Exchange Commission a Definitive Schedule 14A Consent Solicitation Statement (the “Consent Solicitation”) and thereafter mailed the Consent Solicitation to the Company’s stockholders of record as of September 7, 2018 (the “Record Date”). The Consent Solicitation solicited written consents of the Company’s stockholders approving and authorizing the Certificate of Amendment.

As of the Record Date, there were outstanding approximately 5,469,501 shares of Common Stock entitled to 5,469,501 votes, 239,405 shares of Series 1 Preferred Stock entitled to 1,385,605 votes, and 21,952 shares of Series 2 Preferred Stock entitled to 2,710,124 votes. Accordingly, (i) the votes or written consents of stockholders holding at least 2,734,751 shares of the issued and outstanding Common Stock and (ii) at least 4,782,616 votes cast by the Common Stock and Preferred Stock voting together as a single class, were necessary to approve the Amendment.

As of September 17, 2018, the Company had received the written consent of (1) 2,814,404 outstanding shares of Common Stock, constituting a majority of voting power of Common Stock entitled to vote and (2) 5,566,320 votes represented by outstanding Common Stock and Preferred Stock entitled to vote, constituting a majority of voting power of Common Stock and Preferred stock voting together as a single class, in favor of the Certificate of Amendment and, accordingly, terminated the consent solicitation period. The Company did not receive any votes against or abstaining from approval of the proposal set forth in the Consent Solicitation prior to terminating the consent solicitation period.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXSHOPPER, INC.

Date: September 21, 2018	By:	/s/ Russ Heiser
Russ Heiser
Chief Financial Officer

2